UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2012

HERITAGE COMMERCE CORP

(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
150 Almaden Boulevard, San Jose, California	95113
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 947-6900
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

 On July 26, 2012, Heritage Commerce Corp, the holding company (the “Company” or “HCC”) of Heritage Bank of Commerce (the “Bank” or “HBC”) issued a press release announcing preliminary results for the second quarter ended June 30, 2012.  A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in this report set forth under this Item 2.02 shall not be treated as "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Securities Act of 1934, except as expressly stated by specific reference in such filing.

ITEM 8.01 OTHER EVENTS

The Company has provided notice to the holders that it intends to redeem the Company’s 10.875% fixed-rate subordinated debentures in the amount of $7 million issued to Heritage Capital Trust I, and the related premium cost of $304,500, and the Company’s 10.600% fixed-rate subordinated debentures in the amount of $7 million issued to Heritage Statutory Trust I, and the related premium cost of $296,800 (collectively referred to as the “Fixed-Rate Sub Debt”).  The redemption of the 10.600% fixed-rate subordinated debentures is expected to be completed on September 7, 2012, and the 10.875% fixed-rate subordinated debentures on September 8, 2012. Additionally, the Company will pay its regularly scheduled interest payments on the Fixed-Rate Sub Debt totaling approximately $752,000 on the respective redemption dates. The Company will use available cash and proceeds from a $15 million distribution from HBC to HCC.  The Company will incur a charge of $601,300 in the third quarter of 2012, for the early payoff premiums on the redemption of the Fixed-Rate Sub Debt.   On an annual basis, the redemption of the Fixed-Rate Sub Debt will eliminate approximately $1.5 million in interest expense.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(D) Exhibits.

99.1
Press Release, dated July 26, 2012, entitled “Heritage Commerce Corp Earnings Increased 28% to $2.7 Million in the Second Quarter of 2012 Compared to Second Quarter of 2011; Company Intends to Redeem $14 Million of Fixed-Rate Sub Debt in the Third Quarter of 2012”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 26, 2012

Heritage Commerce Corp

By: /s/ Lawrence D. McGovern
Name: Lawrence D. McGovern
Executive Vice President and Chief Financial Officer

By: /s/ Walter T. Kaczmarek
Name: Walter T. Kaczmarek
President and Chief Executive Officer

INDEX TO EXHIBITS

EXHIBIT NO.         DESCRIPTION

99.1
                   Press Release, dated July 26, 2012, entitled “Heritage Commerce Corp Earnings Increased 28% to
                         $2.7 Million in the Second Quarter of 2012 Compared to Second Quarter of 2011; Company
                        Intends to Redeem $14 Million of Fixed-Rate Sub Debt in the Third Quarter of
                        2012”